FIRST AMENDMENT TO THE
THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
NEW RYAN SPECIALTY, LLC

The undersigned, being the Manager and holders of a majority of the outstanding Common Units of New Ryan Specialty, LLC, a Delaware limited liability company (the “Company”), desire to amend, as of April 30, 2024, the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 5, 2023 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

1. Amendments.

(a) A new Section 3.10(f) is hereby added to the Agreement as follows:

Reimbursement of Cash Payments Under Equity Plan. Each of the parties hereto acknowledges and agrees that in certain circumstances the Corporation may make payments in cash pursuant to an Equity Plan or Award Agreement (an “Equity Plan Cash Payment”). With respect to any such Equity Plan Cash Payment paid on or after March 31, 2024, the Company shall cause Ryan Specialty LLC to promptly reimburse the Corporation for the full amount of such cash expense, without any offset or reduction for amounts otherwise payable to the Corporation pursuant to this Agreement.

(b) A new Section 3.10(g) is hereby added to the Agreement as follows:

Repayment of Unvested Amounts. Notwithstanding the foregoing or anything herein to the contrary, in the event that the Corporation pays a dividend or other distribution to its shareholders and sets aside a portion of such dividend or distribution attributable to Unvested Corporate Shares (the “Retained Incentive Equity Cash”), the Corporation shall hold such Retained Incentive Equity Cash until the time such Retained Incentive Equity Cash becomes payable to the holder of the applicable Unvested Corporate Shares in accordance with the applicable Equity Plan or Award Agreement; provided that in the event any Unvested Corporate Shares fail to vest and/or Retained Incentive Equity Cash is no longer payable to the holder of such Unvested Corporate Shares pursuant to the applicable Equity Plan or Award Agreement, (1) all Common Units issued to the Corporation in respect of such Unvested Corporate Shares (if any) shall be canceled for no consideration and (2) the amount of any Retained Incentive Equity Cash with respect to such Unvested Corporate Shares shall, to the extent attributable to amounts distributed pursuant to Section 4.01(a), be returned to the Company (together with any interest earned thereon, as determined by the Corporation) for no consideration, and the Company shall further contribute such amounts to Ryan Specialty LLC (together with any interest earned thereon, as determined by the Corporation) for no consideration.

2. Effect on Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts (and may be transmitted via facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

* * * * * *

IN WITNESS WHEREOF, the party hereto has caused this First Amendment to the Third Amended and Restated Limited Liability Agreement of New Ryan Specialty, LLC to be duly executed as of the date set forth in the introductory paragraph hereof.

MANAGER:

RYAN SPECIALTY HOLDINGS, INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

[Signature Page to First Amendment to the Third Amended and Restated Limited Liability Company Agreement]

UNITHOLDERS:

RYAN SPECIALTY HOLDINGS, INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

RSG INTERMEDIATE HOLDCO, INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

ONEX RSG HOLDINGS I INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

OTHER UNITHOLDERS:

By: /s/ Patrick G. Ryan
Name: Patrick G. Ryan
Title: Chief Executive Officer of Ryan

Specialty Holdings, Inc.

Acting as attorney-in-fact for certain

Unitholders of New Ryan Specialty,

LLC

[Signature Page to First Amendment to the Third Amended and Restated Limited Liability Company Agreement]